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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITOR'S CONSENT


We have issued our report dated February 11, 2000, accompanying the consolidated financial statements of Oak Hill Financial, Inc., which are incorporated within the Annual Report on Form 10-K for the year ended December 31, 1999. We hereby consent to the incorporation by reference of said report in Oak Hill's Form S-8.

                                        /s/ Grant Thornton LLP
                                        -------------------------------
                                        Grant Thornton LLP

Cincinnati, Ohio
March 29, 2000